UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2004

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-31470

(Commission File No.)

700 Milam, Suite 3100

Houston, Texas 77002

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (832) 239-6000

Item 5. Other Events

On May 17, 2004 Plains Exploration & Production Company (PXP) issued a press release announcing Nuevo Energy Company commences tender offer and consent solicitation for outstanding 9 3/8% Senior Subordinated Notes due 2010.

Item 7. Financial Statements and Exhibits

(c) Exhibit 99.1 – Press Release dated May 17, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: May 17, 2004	/s/ John F. Wombwell

John F. Wombwell Executive Vice President, General Counsel and Secretary

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